SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (or Date of Earliest Event Reported): June 13, 2003



                              MATRIX BANCORP, INC.

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             (Exact name of registrant as specified in its charter)

         Colorado                        0-21231                 84-1233716

(State or other jurisdiction of   (Commission File Number)     (IRS Employer
 incorporation or organization)                              Identification No.)


700 Seventeenth Street, Suite 2100                                  80202
Denver, Colorado

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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code: (303) 595-9898.




























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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.
         -----------------------------------------

         On June 13, 2003, the board of directors of Matrix Bancorp, Inc. (the "Company") appointed Dr. James Bullock to the board as an outside director effective immediately. Dr. Bullock was appointed to serve on the Company's Audit, Compensation and Nominating/Corporate Governance Committees.

         Since 1993, Dr. Bullock has been a director of Matrix Capital Bank and Chair of its Audit Committee, Member Investment Committee, Compensation Committee, and Asset/Liability Management (Interest Rate Risk) Committee. Dr. Bullock, Professor and Department Head Emeritus, New Mexico State University, taught graduate and undergraduate financial and managerial accounting courses for three different universities over a span of twenty-seven years. He was Professor and Academic Department Head, Accounting and Business Computer Systems, New Mexico State University from 1980 until his retirement from academia in 1996. He is a member of the American Institute of Certified Public Accountants, the Institute of Management Accountants, and the American Accounting Association.

         The Company also announced that it has changed the name of its subsidiary, Matrix Capital Markets, Inc., which offers full-service brokerage and consulting services to financial institutions and financial services companies in the mortgage banking industry, to Matrix Bancorp Trading, Inc. in order to allow customers to more readily associate Matrix Capital Markets, Inc. with the Company.

         The Company's press releases are attached as Exhibits 99.1 and 99.2, respectively.

Forward-Looking Statements

Certain statements contained in this Form 8-K that are not historical facts, including, but not limited to, statements that can be identified by the use of forward-looking terminology such as "may," "will," "expect," "anticipate," "predict," "plan," "estimate" or "continue" or the negative thereof or other variations thereon or comparable terminology are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, and involve a number of risks and uncertainties. The actual results of future events described in such forward-looking statements in this report could differ materially from those stated in such forward-looking statements. Among the factors that could cause actual results to differ materially are: third party claims or actions in relation to the ongoing or future bankruptcies filed by clients or customers; interest rate fluctuations; level of delinquencies; defaults and prepayments; general economic conditions; the occurrence of acts of terrorism, such as the events of September 11, 2001, or acts of war; competition; government regulation; possible future litigation; the actions or inactions of third parties; and other risks set forth in our periodic reports, filings and other public statements, including the Company's current report on Form 8-K filed with the Securities and Exchange Commission on March 14, 2001. Readers should not place undue expectations on any forward-looking statements. We are not promising to make any public announcement when we consider forward-looking statements in this document to be no longer accurate, whether a result of new information, what actually happens in the future or for any other reason.







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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

         99.1 Press Release, dated July 1, 2003, announcing appointment of Dr. Bullock to the Company's board of directors.

         99.2 Press Release, dated July 1, 2003, announcing the name change of Matrix Capital Markets, Inc.






















































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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 2, 2003


                                      MATRIX BANCORP, INC.


                                      By:   /s/ Allen McConnell
                                         --------------------------------------
                                      Name:  Allen McConnell
                                           ------------------------------------
                                      Title:  Sr. Vice President
                                            -----------------------------------














































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                                  EXHIBIT INDEX



    Exhibit No.                Description

         99.1 Press Release, dated July 1, 2003, announcing appointment of Dr. Bullock to the Company's board of directors.

         99.2 Press Release, dated July 1, 2003, announcing the name change of Matrix Capital Markets, Inc.























































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